Exhibit 10.3

The Spanish Group LLC
1 Park Plaza, Suite 600
Irvine, CA 92614
United States of America
https://www.thespanishgroup.org

Certified Translation

Furnished on the 25th day of April, 2023

I, Alexander Largaespada (/s/ Alexander Largaespada), hereby certify that I translated the attached documents from Spanish into English or English into Spanish and that these translations are accurate and faithful translations of the original documents. Furthermore, I certify that I am proficient in translating both Spanish and English and that I hold the capacity to render and certify the validity of such translations. These documents have not been translated for a family member, friend, or business associate.

I, Salvador G. Ordorica, as a Quality Assurance Agent of The Spanish Group LLC, hereby attest that the aforementioned translator is a proficient Spanish-English translator. Accordingly, as an authorized representative of The Spanish Group, I certify that these documents have been proofread and that the attached documents are faithful and authentic translations of their originals.

Respectfully,

/s/ Salvador G. Ordorica
Salvador G. Ordorica
The Spanish Group LLC
(ATA #267262)

The Spanish Group LLC verifies the credentials and/or competency of its translators and the present certification, as well as any attached pages, serves to affirm that the document(s) enumerated above has/have been translated as accurately as possible from its/their original(s). The Spanish Group LLC does not attest that the original document(s) is/are accurate, legitimate, or has/have not been falsified. Through having accepted the terms and conditions set forth in order to contract The Spanish Group LLC’s services, and/or through presenting this certificate, the client releases, waives, discharges and relinquishes the right to present any legal claim(s) against The Spanish Group LLC. Consequently, The Spanish Group LLC cannot be held liable for any loss or damage suffered by the Client(s) or any other party either during, after, or arising from the use of The Spanish Group LLC’s services.

	DIVISIONAL DIRECTORATE OF TRADEMARKS
Certificate with acknowledgement of receipt FOLIO.- 29202	DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
	DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS
	TRADEMARK:	2141431
	Subject: The transfer of rights indicated is hereby communicated. Mexico City, on FEBRUARY 21, 2023.

JUAN LUIS SERRANO LEETS

PASEO DE LAS PALMAS 525, PISO 6, COL. LOMAS DE CHAPULTEPEC
11000 MIGUEL HIDALGO, MEXICO CITY

In relation to your letter filed on JANUARY 21, 2022, you are hereby notified that on this date and by means of No. 412916/2023, the transfer of rights in favor of:

LQR HOUSE INC.

It is signed based on the legal provisions invoked, as well as in the FIRST and FOURTH TRANSITORY articles, 2, section I, 5, section I, 9, 10, 17, 18 and 21 of the Federal Law for the Protection of Industrial Property, published in the Official Gazette of the Federation on July 1, 2020; 3, 4, 5 BIS, 13, 14 and 15 of the Regulations of the Industrial Property Law, published in the Official Gazette of the Federation on November 23, 1994 (amended, added and repealed, as applicable, by Decrees published in the aforementioned Informative medium, on September 10, 2002, September 19, 2003, June 10, 2011 and December 16, 2016); 1, 3, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent, as applicable, 4, 5, 11, section II, as well as last paragraph and 13, sections I, II, III, IV, V, VI and VII of the Regulations of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on December 14, 1999 (amended and added, as applicable by Decrees of July 1, 2002 and July 15, 2004, whose erratum was published on the 28th of the same month and year in said informative medium, as well as by Decrees of September 7, 2007 and December 15, 2017); 1, 3, 4, 5, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent, as applicable, 15, section II, as well as last paragraph, 17, sections I, II, III, IV, V, VI and VII, 26, 28 and 31 of the Organic Statutes of this Institute, published in the Official Gazette of the Federation on December 27, 1999 (amended and added, as the case may be, by means of Agreement and Decree of October 10, 2002 and July 29, 2004, with clarifying note published on August 4, 2004, in said informative medium, and Agreements dated September 13, 2007 and January 2, 2018); and TRANSITORY FIRST, 1, 3 and 6, sections I), II), III), IV), V), VI), VII), VIII), IX), X), XI), XII), XIII), XIV), XV), XVI), XVII), XVIII), XIX), XX), XXI), XXII), XXIII), XXIV) and XXV), as applicable, as well as antepenultimate, penultimate and last paragraphs of the Delegatory Agreement of Powers of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on November 5, 2020.

This electronic document has been signed through the use of the advanced electronic signature by the competent public servant, covered by a digital certificate in force at the date of its preparation, and is valid in accordance with the provisions of Articles 7 and 9, Section I of the Advanced Electronic Signature Law; 12 of its Regulations, as well as 69-C of the Federal Law of Administrative Procedure.

2345291|20230274282|O57wb9b0Z+ws/Q6S2DKEdQ==|275106190557734483187066766829451103427039279412

SINCERELY

DEPARTMENTAL COORDINATOR OF PRESERVATION OF RIGHTS

DTAi6kposmZMl8vWQC0c35m580VUWZ+5geHcy9dl2CjGxMLsFEQF2u2LqItj5ZqQ
t/5BXzOSJLpAqFW3AfX35+LPzMEkfsn9pCPmNrqgjaBzCMgbuThZAKdnU6zAL9MB
2bFvjKKcREYKQhb2J85H6dpXRCRaQsxjI0vDphWkhS34wer6a1GEwqJqMk0k7we0
MrkY2F82qz2wy9cqRpIc/UbReDFArzx8iKr9Pn8SqVId+OQtN3v4bEJY3VRNo7Dw
KJkTlf3h3KbhEHB60OIJ5I0ngcPKi/okIAINDgJWTSk6nGuDZqpf8njTg9fIEmye
O10R+7ygdK583WeZyjzrSQ==

[Barcode]	20230274282

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

1 of 2

Certificate with acknowledgement of receipt
FOLIO.- 29202
DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS

TRADEMARK: 2141431

Subject: The transfer of rights indicated is hereby communicated.

Mexico City, on FEBRUARY 21, 2023.

ERIKA ITZEL DIAZ GALLEGOS

20230274282

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

2 of 2

Certificate with acknowledgement of receipt
FOLIO.- 29202
DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS
TRADEMARK:	2116641
Subject: The transfer of rights indicated is hereby communicated. Mexico City, on FEBRUARY 21, 2023.

JUAN LUIS SERRANO LEETS

PASEO DE LAS PALMAS 525, PISO 6, COL. LOMAS DE CHAPULTEPEC

11000 MIGUEL HIDALGO, MEXICO CITY

In relation to your letter filed on JANUARY 21, 2022, you are hereby notified that on this date and by means of No. 412915/2023, the transfer of rights in favor of:

LQR HOUSE INC.

It is signed based on the legal provisions invoked, as well as in the FIRST and FOURTH TRANSITORY articles, 2, section I, 5, section I, 9, 10, 17, 18 and 21 of the Federal Law for the Protection of Industrial Property, published in the Off icial Gazette of the Federation on July 1, 2020; 3, 4, 5 BIS, 13, 14 and 15 of the Regulations of the Industrial Property Law, published in the Official Gazette of the Federation on November 23, 1994 (amended, added and repealed, as applicable, by Decrees published in the aforementioned Informative medium, on September 10, 2002, September 19, 2003, June 10, 2011 and December 16, 2016); 1, 3, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent , as applicable, 4, 5, 11, section II, as well as last paragraph and 13, sections I, II, III, IV, V, VI and VII of the Regulations of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on December 14, 1999 (amended and added, as applicable by Decrees of July 1, 2002 and July 15, 2004, whose erratum was published on the 28th of the same month and year in said informative medium, as well as by Decrees of September 7, 2007 and December 15, 2017); 1, 3, 4, 5, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent, as applicable, 15, section II, as well as last paragraph, 17, sections I, II, III, IV, V, VI and VII, 26, 28 and 31 of the Organic Statutes of t his Institute, published in the Official Gazette of the Federation on December 27, 1999 (amended and added, as the case may be, by means of Agreement and Decree of October 10, 2002 and July 29, 2004, with clarifying note published on August 4, 2004, in said informative medium, and Agreements dated September 13, 2007 and January 2, 2018); and TRANSITORY FIRST, 1, 3 and 6, sections I), II), III), IV), V), VI), VII), VIII), IX), X), XI), XII), XIII), XIV), XV), XVI), XVII), XVIII),

XIX), XX), XXI), XXII), XXIII), XXIV) and XXV), as applicable, as well as antepenultimate, penultimate and last paragraphs of the Delegatory Agreement of Powers of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on November 5, 2020.

This electronic document has been signed through the use of the advanced electronic signature by the competent public servant, covered by a digital certificate in force at the date of its preparation, and is valid in accordance with the provisions of Articles 7 and 9, Section I of the Advanced Electronic Signature Law; 12 of its Regulations, as well as 69-C of the Federal Law of Administrative Procedure.

2300711|20230274281|YCqeZ890ouG6+mxkKaoZPQ==|275106190557734483187066766829451103427039279412

SINCERELY
DEPARTMENTAL COORDINATOR OF PRESERVATION OF RIGHTS

DaO4zcK1y0hHB1Ax0xiucFWd4+G2eMuIIUo593177AHbqoom45syQ4PG6VyW7Wom Ykp/xIo9cK0MbWf6mBDSR6WgZ2xCuHieoR+AcBNlg9D6ti3K65Xa/LxNCXDzosUj jeH2sW1iXSyRIX9Sk4tSir2dWrGhrUOH7y4HYBuIJ2N2qL8mf2c+0uOQk7+ei3I5 hJB1BzFn1jNHHmUpVbUugGoTO7NwmyIGJzTlkNRhi9Db5N4wPPtn/1Li8Nd7HAk PudM3g2S5LFXi2cSN3SiBVtQBLzccw+/iIcD3D7SU25ddpUm3DaODMbKDGFoUW4c

mPMXvRGuUBQHokm2UyI6LQ==

[Barcode]	20230274281

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

1 of 2

Certificate with acknowledgement of receipt
FOLIO.- 29202
DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS

TRADEMARK: 2116641

Subject: The transfer of rights indicated is hereby communicated.

Mexico City, on FEBRUARY 21, 2023.

LIC. ERIKA ITZEL DIAZ GALLEGOS

20230274281

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

2 of 2

Certificate with acknowledgement of receipt
FOLIO.- 29202
DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS
COMMERCIAL SIGN: 116040
Subject: The transfer of rights indicated is hereby communicated. Mexico City, on FEBRUARY 21, 2023.

JUAN LUIS SERRANO LEETS

PASEO DE LAS PALMAS 525, PISO 6, COL. LOMAS DE CHAPULTEPEC

11000 MIGUEL HIDALGO, MEXICO CITY

In relation to your letter filed on JANUARY 21, 2022, you are hereby notified that on this date and by means of No. 412914/2023, the transfer of rights in favor of:

LQR HOUSE INC.

It is signed based on the legal provisions invoked, as well as in the FIRST and FOURTH TRANSITORY articles, 2, section I, 5, section I, 9, 10, 17, 18 and 21 of the Federal Law for the Protection of Industrial Property, published in the Official Gazette of the Federation on July 1, 2020; 3, 4, 5 BIS, 13, 14 and 15 of the Regulations of the Industrial Property Law, published in the Official Gazette of the Federation on November 23, 1994 (amended, added and repealed, as applicable, by Decrees published in the aforementioned Informative medium, on September 10, 2002, September 19, 2003, June 10, 2011 and December 16, 2016); 1, 3, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent, as applicable, 4, 5, 11, section II, as well as last paragraph and 13, sections I, II, III, IV, V, VI and VII of the Regulations of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on December 14, 1999 (amended and added, as applicable by Decrees of July 1, 2002 and July 15, 2004, whose erratum was published on the 28th of the same month and year in said informative medium, as well as by Decrees of September 7, 2007 and December 15, 2017); 1, 3, 4, 5, section V, subsection b), subscripts i), ii), iii) and iv), first, second and third indent, as applicable, 15, section II, as well as last paragraph, 17, sections I, II, III, IV, V, VI and VII, 26, 28 and 31 of the Organic Statutes of this Institute, published in the Official Gazette of the Federation on December 27, 1999 (amended and added, as the case may be, by means of Agreement and Decree of October 10, 2002 and July 29, 2004, with clarifying note published on August 4, 2004, in said informative medium, and Agreements dated September 13, 2007 and January 2, 2018); and TRANSITORY FIRST, 1, 3 and 6, sections I), II), III), IV), V), VI), VII), VIII), IX), X), XI), XII), XIII), XIV), XV), XVI), XVII), XVIII), XIX), XX), XXI), XXII), XXIII), XXIV) and XXV), as applicable, as well as antepenultimate, penultimate and last paragraphs of the Delegatory Agreement of Powers of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on November 5, 2020.

This electronic document has been signed through the use of the advanced electronic signature by the competent public servant, covered by a digital certificate in force at the date of its preparation, and is valid in accordance with the provisions of Articles 7 and 9, Section I of the Advanced Electronic Signature Law; 12 of its Regulations, as well as 69-C of the Federal Law of Administrative Procedure.

128576|20230274280|XQFvW+Ugbi6XHoNCl4Wwvw==|275106190557734483187066766829451103427039279412

SINCERELY

DEPARTMENTAL COORDINATOR OF PRESERVATION OF RIGHTS

dhBhc7rXOj/JqnP6crIH7eQzrZ1RkVL8G/Mc3Fs4PFVBQ2USd4PDWiT4HwjFTuay
lEO7sQRfs0j6h7mIlbePrIOeHCx0blo2SJB73Z2oEwjpBhPSgZKNd07jjTZc2F/W
KiAxhyvzT+8ThRW+myFXHCjmyAQyhcVfRGV9jCzDLZuDl2NLKEKm9br+k4pze+4y
rNYl3SphKtA/VibILnt+T7KGWeipEb5lNQU1fKf7dkMswqJsDcHivxjV7FcFFQoD
vLRM97cQZqmTLQbo7KJUG9TSTpPGOk7zUqi9c21i08aJJ3xYH6ZSmoEquacn91E8
IwC5Dn7s49nLueRaALmpCA==

[Barcode]	20230274280

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

1 of 2

Certificate with acknowledgement of receipt
FOLIO.- 29202
DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE OF LEGAL, REGISTRY AND GEOGRAPHIC INDICATIONS SERVICES
DEPARTMENTAL COORDINATION OF PRESERVATION OF RIGHTS

COMMERCIAL SIGN: 116040

Subject: The transfer of rights indicated is hereby communicated.

Mexico City, on FEBRUARY 21, 2023.

LIC. ERIKA ITZEL DIAZ GALLEGOS

20230274280

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City

(55) 53340700 - www.gob.mx/impi

2 of 2

PACKAGING OF ORIGIN CO-RESPONSIBILITY AGREEMENT

Co-responsibility Agreement by which the use of the Appellation of Origin Tequila is allowed, pursuant to Article 165 BIS 24 of the Industrial Property Law and NOM- 006-SCFl-2012 Alcoholic Beverages-Tequila-Specifications (or the one that replaces it), hereinafter the “Official Standard of Tequila” to maintain the quality of Tequila, and entered into by the Authorized Producer LETICIA HERMOSILLO RAVELERO in her own right, on the one hand, and on the other hand, the Distributor and/or Owner or Beneficiary of SWOL Brand, hereinafter the “Distributor” represented in this agreement by SEAN DOLLINGER, in accordance with the following recitals and clauses:

R E C I T A L S:

A. THE “PRODUCER” DECLARES

A.1. That she is a PHYSICAL PERSON WITH BUSINESS ACTIVITY and has her fiscal domicile at CARRETERA GUADALAJARA NOGALES KM 32, EL ARENAL, JALISCO, GUADALAJARA, Mexico.

A.2. That as part of its activities or corporate purpose she is dedicated to the production of the alcoholic beverage called “Tequila”, having the necessary facilities for its production in its factory located within the territory protected by the General Declaration of Protection to the Appellation of Origin “Tequila” in CARRETERA GUADALAJARA NOGALES KM 32 EL ARENAL JALISCO GUADALAJARA Mexico, producing the product in strict compliance with the “Official Norm of Tequila” in force.

A.3. That she has Authorization to produce Tequila issued by the General Directorate of Standards with office number DGN.312.06.2013.644 and, with Certificate of Compliance with the “Official Standard of Tequila”, issued by the Conformity Assessment Body in this case the Regulatory Council of Tequila, A.C. hereinafter “CRT”, which is in force.

A.4. That the “CRT” granted her the Number that accompanies the official password NOM 1477.

A.5. That she has a valid authorization to use the Appellation of Origin Tequila under number 194, issued by the Mexican Institute of Industrial Property according to the applicable legislation.

A.6. That by appearing in her own right, she is in full capacity to validly sign this instrument.

B. THE “DISTRIBUTOR” DECLARES

B.1. That it is a legal entity and has its domicile at 100 Park Royal S Suite 504, West Vancouver BC, Canada V7TIA2, and as part of its activities or corporate purpose is engaged in the distribution and/or sale of alcoholic beverages, as well as obtaining, by any legal means, the registration, use, exploitation and administration of any right, title, trademark, distinctive sign or intellectual property right, to be used to distinguish and identify the alcoholic beverage called “Tequila” having its principal address at 100 Park Royal S Suite 504, West Vancouver BC, Canada V7TIA2.

B.2. That it has permission or authorization issued by the competent authorities to carry out the activities mentioned in the B1 Statement.

B.3. That with the “100% Agave Tequila” and/or bottled Tequila” of origin supplied by the “Producer”, the “Distributor” shall exclusively carry out the activities of distribution and sale of such beverage in Mexico or abroad, complying with the laws and regulations applicable in the place of final commercialization.

B.4. That its legal representative SEAN DOLLINGER has the necessary legal powers to validly sign this agreement on its behalf, as stated in the document attached hereto as ANNEX 1, which are in force as of the date of execution of this agreement.

C. BOTH PARTIES DECLARE:

C.1. That it is their will to commit and collaborate with each other, so that the product delivered to the consumer with the Appellation of Origin “TEQUILA”, complies with the specifications described in the “Official Norm of Tequila”.

C.2. That the parties are aware that the authorized user of a protected appellation of origin may in turn, by means of this agreement, allow its use only to those who distribute or sell the products of its brands. For the aforementioned purposes, the agreement must be registered in the Mexican Institute of Industrial Property in order to produce effects to the detriment of third parties, as of said registration as established in article 165 BIS 24 of the Industrial Property Law.

C.3. This agreement will become effective as of the date of obtaining the official letter issued by the Mexican Institute of Industrial Property where the registration and approval is recorded in terms of article 165 BIS 14 sections III and IV. In case the distributor or marketer does not comply with this obligation, the registration will be cancelled.

C.4. That it is of the knowledge of the parties that when there are changes of name, denomination or corporate name or transformation of legal regime, as well as the changes of domicile that correspond to the authorized user must register before the Mexican Institute of the Industrial Property, the changes, in the terms foreseen in the regulation of the Law of the Industrial Property as it establishes it in article 165 BIS 25.

C.5. That they know that the cancellation of this agreement will proceed directly in case the “Producer” or “Distributor” and/or trademark owner, or title, or distinctive sign or intellectual property right or legal protection means do not comply with the official standards to preserve the quality of the alcoholic beverage called “Tequila”, as established in this agreement, and indirectly in case the authorization to use the Appellation of Origin Tequila or the Certificate of Compliance with the “Official Standard of Tequila” held by the “Producer” is annulled or cancelled.

C.6. That both parties agree to enter into this agreement in order to comply with the provisions of Article 165 BIS 24 of the Industrial Property Law and the “Official Tequila Standard”, in accordance with the following:

C L A U S E S:

FIRST. The “Producer” undertakes to supply to the “Distributor” under the terms of this agreement, bottled product of origin that strictly complies with the “Official Standard of Tequila”.

SECOND. The “Producer” undertakes to provide the “Distributor” with officially valid proof of compliance with the provisions of the first clause.

THIRD. In accordance with the provisions of article 165 BIS 24 of the Industrial Property Law and the Official Norm of Tequila, the “Producer” allows the “Distributor” the use of the word TEQUILA or TEQUILA 100% AGAVE to the brand(s) bound in this agreement, likewise the “Distributor” is obliged to comply with the requirements set forth in sections III and IV of article 165 BIS 14 of the Industrial Property Law, which establish the following:

…

Article 165 BIS 14.- The authorization to use an appellation of origin or geographical indication shall be requested before the Institute and shall be granted to any individual or legal entity that complies with the following requirements:

III.- That, as the case may be, it complies with the Mexican Official Standards established pursuant to the applicable laws, with respect to the products in question, and

IV.- The others indicated in the declaration.

The parties acknowledge that Tequila is a distinctive product originating in Mexico and agree that in no case they will fight, file opposition, cancel or interfere in any way with the “Appellation of Origin Tequila”, its registrations abroad or any other registration or means of legal protection (including without limitation any collective mark or certification mark), which covers the “Appellation of Origin Tequila”.

FOURTH. The “Distributor” undertakes not to alter in any way, the bottled TEQUILA or 100% AGAVE TEQUILA of origin supplied by the Producer, therefore, it may only perform the activities of distribution and sale.

FIFTH. By means of this agreement, the “Producer” undertakes to prepare for, and deliver exclusively to the “Distributor”, the AGED TEQUILA bottled of origin that strictly complies with the “Official Standard of Tequila”, and whose aging will be from 4 to 6 weeks in addition to those that the “Producer” commonly offers, which must be done in oak barrels. To this effect, the “Distributor” agrees to purchase from time to time from the “Producer”, a minimum of 600 bottles of said product.

The parties agree that with the exclusivity herein stated, no other “Distributor” with which “Producer” has any agreement entered into directly or indirectly (including without limitation a “PACKAGING OF ORIGIN CO-RESPONSIBILITY AGREEMENT” or even a “IN BULK CO-RESPONSIBILITY AGREEMENT”), may receive from “Producer” or any other person related to it directly or indirectly, the AGED TEQUILA specified in the preceding paragraph.

SIXTH. The “Producer” undertakes to prepare for and deliver exclusively to the “Distributor”, TEQUILA flavored in the flavors that from time to time the “Distributor” orders. For this purpose, the “Distributor” shall deliver to the “Producer” the list of flavors required by the latter.

SEVENTH. The “Distributor” undertakes to use the “Appellation of Origin Tequila” and to distribute the product of the same name, supplied by the Producer exclusively in the containers bearing the trademark(s), title(s), distinctive sign(s) or intellectual property right(s), susceptible to be used to distinguish and identify the alcoholic beverage called “TEQUILA” object of this agreement, which are duly registered by him (or has acquired rights) or licensed in his name in case these belong to a third party according to the corresponding laws.

At all times the “Distributor” shall comply with the provisions of the “Official Standard of Tequila”; he shall indicate or advertise that his product is Tequila without giving rise to confusion or doubt that it originates and is distinctive of Mexico. The distinctive signs with which the product object of this agreement will be marketed are described below:

Distinctive sign, trademark, COLA* and other.	Country and governmental agency of registration	Holder	Expiration date	Number
SWOL	Mexico. Mexican Institute of Industrial Property	DOLLINGER INNOVATIONS		File number 2345291

*	CERTIFICATE OF LABEL APPROVAL (COLA)

Annexed to this agreement are exhibited copies of the certificates of registration of application, and/or registration, and/or trademarks, and/or distinctive sign, and/or COLAS, and/or licenses of use, and/or intellectual property rights to be used in the alcoholic beverage called “Tequila” indicated in this clause.

(In the event that the registration documents are written in a language other than Spanish, the corresponding apostilled translation must also be attached).

EIGHTH. The parties agree that the commercial information displayed on the labels and containers in which the product subject of this agreement will be marketed shall include the “Appellation of Origin Tequila” as well as the trademarks included in this agreement under which the product will be marketed, and shall comply with the provisions of the “Official Tequila Standard”, without prejudice of the other applicable provisions in the jurisdiction of the place of commercialization.

NINTH. This agreement will have an undetermined validity as of the date of obtaining the official notice issued by the Mexican Institute of Industrial Property where the registration and approval of the same one is recorded, according to the established in article 165 BIS 24 of the Industrial Property Law.

This agreement will be able to be terminated by agreement of the parts, being enough for it the presentation of the corresponding writing before the Mexican Institute of the Industrial Property. When the cancellation is requested by only one of the parties, it must have the official notice issued by the same institute.

TENTH. Failure of any of the parties to comply with the “Official Tequila Standard” under this agreement will result in the suspension or cancellation of the export certificates issued by the “CRT”.

ELEVENTH. The parties agree that for the interpretation and compliance of this agreement they will expressly submit to the application of the applicable Mexican legislation, as well as to the jurisdiction of the federal courts in the city of Guadalajara, waiving any other jurisdiction that may correspond to them.

TWELFTH. This Spanish version is the only one with official validity, any translation will be considered as a courtesy and without any value.

THIS AGREEMENT IS EXECUTED IN MEXICO CITY ON JULY 6, 2020.

“PRODUCER”	“DISTRIBUTOR”

LETICIA HERMOSILLO RAVELERO	/s/ SEAN DOLLINGER
[Signature]
SEAN DOLLINGER

WITNESSES

/s/ CONSTANZA REMONDA
[Signature]
CONSTANZA REMONDA

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